Exhibit 99.4

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Condensed Consolidated Financial Statements

As of June 30, 2010 and December 31, 2009

and for Each of the Six Months in the Periods Ended

June 30, 2010 and June 30, 2009

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

June 30, 2010 and December 31, 2009

(Amounts in thousands)

(Unaudited)

	2010	2009
Assets

Current assets:
Cash and cash equivalents	$27,763	26,647
Accounts receivable, less allowance for doubtful accounts of $2,904 and $2,871 as of June 30, 2010 and
December 31, 2009, respectively	44,379	60,539
Prepaid expense and other current assets	17,084	14,861
Deferred taxes	4,536	2,359

Total current assets	93,762	104,406

Property and equipment, net	27,308	26,609
Goodwill	64,480	64,479
Intangibles, net	737	1,458
Other assets	12,057	9,870

Total assets	$198,344	206,822

Liabilities and Members’ Equity

Current liabilities:
Accounts payable	$2,297	2,556
Accrued liabilities	32,863	37,647
Due to members	12,225	11,342
Deferred revenue	4,961	8,672

Total current liabilities	52,346	60,217

Deferred taxes	13,320	11,613
Other noncurrent liabilities	2,441	4,059

Total liabilities	68,107	75,889

Commitments and contingencies
Members’ equity	130,237	130,933

Total liabilities and members’ equity	$198,344	206,822

See accompanying notes to condensed consolidated financial statements.

2

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

Six months ended June 30, 2010 and 2009

(Amounts in thousands)

(Unaudited)

	2010	2009

Revenue	$79,106	63,094

Operating expenses:
Cost of revenue	51,092	45,030
Selling and marketing costs	13,641	14,061
Administrative costs	9,213	8,595
Depreciation and amortization	6,335	6,394

Operating loss	(1,175)	(10,986)

Interest income, net	27	97
Other income, net	86	256

Loss before provision for income taxes	(1,062)	(10,633)

Income tax benefit	364	4,797

Net loss	$(698)	(5,836)

See accompanying notes to condensed consolidated financial statements.

3

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

Six months ended June 30, 2010 and 2009

(Amounts in thousands)

(Unaudited)

	2010	2009

Cash flows from operating activities:
Net loss	$(698)	(5,836)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,335	6,394
Gains on disposals of property and equipment	—	(6)
Provision for bad debt, net of write-offs	33	112
Deferred income tax	(470)	(4,895)
Asset retirement obligation accretion cost	69	65
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	16,128	26,847
Prepaid expense and other current assets	(4,412)	(4,263)
Accounts payable and accrued expenses	(5,127)	(3,522)
Due to Members	304	(6,096)
Deferred revenue	(3,711)	(1,593)
Other noncurrent assets and liabilities	(1,618)	(3,032)

Net cash provided by operating activities	6,833	4,175

Cash flows from investing activities:
Capital expenditures	(5,717)	(5,127)
Proceeds from sales of property and equipment	—	228

Net cash used in investing activities	(5,717)	(4,899)

Increase (decrease) in cash and cash equivalents	1,116	(724)

Cash and cash equivalents at beginning of period	26,647	27,401

Cash and cash equivalents at June 30	$27,763	26,677

Supplemental cash flow information:
Cash paid for income taxes	$2,951	1,459

See accompanying notes to condensed consolidated financial statements.

4

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

(1)	Organization and Basis of Presentation

Technicolor Cinema Advertising, LLC and subsidiaries (TCA or the Company), which do business as Screenvision, provide advertising services to certain third-party theatre circuits in the United States through agreements expiring at various dates through January 2021 (with extension options through January 2026). The Company operates in one business segment.

TCA was formed on July 28, 2001 as a joint venture between Carlton Communications plc (Carlton) and two wholly owned subsidiaries of Thomson SA (Thomson) (Thomson and Carlton collectively referred to as the Members). Carlton, now known as Carlton Communications Limited, was subsequently acquired by ITV plc (ITV) in February 2004.

TCA has prepared the accompanying unaudited condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. This information reflects all adjustments which in the opinion of management are necessary for a fair presentation of the statement of financial position as of June 30, 2010, and the results of operations for the six month periods ended June 30, 2010 and 2009 and cash flows for the six month periods ended June 30, 2010 and 2009. The results of operations for the interim periods are not necessarily indicative of the results that might be expected for future interim periods or for the full year ending December 31, 2010. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The Company believes that the disclosures are adequate to make the information presented not misleading.

These interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company’s audited financial statements for the fiscal year ended December 31, 2009. That report includes a summary of the Company’s critical accounting policies. There have been no material changes in the Company’s accounting policies during the first six months of 2010.

5	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

(2)	Property and Equipment

Property and equipment, which includes assets under capital leases, as of June 30, 2010 and December 31, 2009 was comprised as follows:

	2010	2009
Theatre equipment	$55,601	50,339
Furniture and equipment	7,624	7,391
Computer hardware and software	3,375	2,679
Leasehold improvement	2,761	2,754

	69,361	63,163

Accumulated depreciation	(42,053)	(36,554)

	$27,308	26,609

The total depreciation expense for the six months ended June 30, 2010 and 2009 was $5,614 and $5,652, respectively. Gains on disposal of property and equipment were $0 and $43 for the six months ended June 30, 2010 and 2009, respectively.

In certain of its theatre circuit agreements, the Company has an asset retirement obligation whereby it must deinstall and remove theatre equipment at the end of the term. Amounts accrued at contract inception, which represent the present value of the related obligation, result in a corresponding increase to property and equipment which are depreciated over the useful life as a component of the related property and equipment. The asset retirement obligation was $3,173 and $2,931 as of June 30, 2010 and December 31, 2009, respectively.

(3)	Goodwill and Intangible Assets

Intangible assets as of June 30, 2010 and December 31, 2009 were comprised as follows:

	2010
	Gross carrying amount	Amortization period	Accumulated amortization

Amortizing intangible assets:
Theatre circuit agreements	$8,453	2 to 5 years	$7,716
Other	355	0.02 to 2 years	355

Total	$8,808		$8,071

6	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

	2009
	Gross carrying amount	Amortization period	Accumulated amortization
Amortizing intangible assets:
Theatre circuit agreements	$8,453	2 to 5 years	$6,995
Other	355	0.02 to 2 years	355

Total	$8,808		$7,350

Other intangibles include covenants not to compete and customer lists. Amortization expense for the six months ended June 30, 2010 and 2009 was $721 and $742, respectively.

(4)	Income Taxes

For the six months ended June 30, 2010 and 2009, our income tax benefits were $364 and $4,797, respectively, based on effective income tax rates of 34.27% and 45.11%, respectively.

The Company is preparing its 2007 through 2009 state tax returns and has made timely estimated tax payments for 2010.

Included in prepaid expenses are federal and state prepaid taxes of approximately $15,236 and $13,262 at June 30, 2010 and December 31, 2009, respectively.

The Company adopted the guidance relating to accounting for uncertainty in income taxes, in accordance with ASC 740, Income Taxes, on January 1, 2009. Upon adoption, the Company recorded a cumulative effect of a change in accounting principle by recording an increase in the liability for gross unrecognized tax benefits of $1,990 ($1,274, net of federal benefit) which was accounted for as a reduction to the January 1, 2009 balance of retained earnings.

During the six month periods ended June 30, 2010 and 2009, no additional amounts were recognized to this liability as there were no changes in judgment or interpretation to this tax position during these periods.

The Company recognized an additional $398 ($259, net of federal benefit) to this liability in December 2009 as a result of known information at that time. The total liability for uncertain tax positions as of June 30, 2010 and December 31, 2009 was $2,359 ($1,533, net of federal benefit).

The Company expects approximately $2,263 of unrecognized tax benefits to reverse within 12 months of the reporting date, June 30, 2010.

The Company recognizes interest and penalties for income tax matters in income tax expense. Interest and penalty expense recognized related to uncertain tax positions amounted to respectively $106 and $0 for the six months ended June 30, 2010 and respectively $98 and $0 for the six months ended June 30, 2009. The Company recognized an additional $74 in penalties in December 2009. Total accrued interest and penalties as of June 30, 2010 and December 31, 2009 were $1,227 ($984, net of federal benefit) and $1,121 ($915, net of federal benefit), respectively.

7	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

The Company is currently under examination by the Internal Revenue Service for the tax year ended December 31, 2006.

(5)	Related-Party Transactions

The Company and an operating subsidiary of Thomson are party to an agreement dated March 3, 2005 whereby the operating subsidiary provides digital equipment and software reseller, integration and installation services, access to its content distribution system, network management system and other related operating systems, related maintenance and support services, and content preparation services. The agreement expires on March 3, 2011. In addition, the Company and another operating subsidiary of Thomson were party to an agreement dated June 15, 2006 whereby the operating subsidiary provided film print production, distribution, and content preparation services. This agreement expires on December 31, 2010. For the six months ended June 30, 2010 and 2009, the Company purchased from Thomson’s operating subsidiaries $2,801 and $836, respectively, of equipment and installation services which have been capitalized as theatre equipment. For the six months ended June 30, 2010 and 2009, the Company incurred $7,604 and $6,848, respectively, for all other services.

The Company participates in the Thomson corporate insurance program for property, casualty, and workers compensation insurance. The Company incurred expense of $64 and $67 for the six months ended June 30, 2010 and 2009, respectively.

ITV provides certain tax accounting services to the Company. The Company incurred expense of $1 and $29 for the six months ended June 30, 2010 and 2009, respectively.

The Company had a payable due to the Thomson and ITV operating subsidiaries of $5,226 and $4,342 as of June 30, 2010 and December 31, 2009, respectively.

On April 23, 2002, the Company signed a Term Facility agreement (the Term Agreement) with the Members under which the Company could borrow up to $24,000. Interest was payable quarterly at 150 basis points over LIBOR. Borrowings under the Term Agreement were funded by the Members pro rata to their ownership of the Company. On December 22, 2009, the Company borrowed $7,000 under the Term Agreement. Borrowings under the Term Agreement were funded by the Members pro rata to their ownership of the Company and are repayable upon the joint demand of the Members. The Company repaid the outstanding balance of $7,000 in August 2010. Interest expense incurred by the Company for the six months ended June 30, 2010 was $62.

(6)	Commitments and Contingencies

The Company leases office facilities for its headquarters in New York, New York, and also in various other cities for its sales and marketing personnel as sales offices.

8	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

Future minimum lease payments under noncancelable operating leases are as follows:

2010	$1,020
2011	1,562
2012	180
2013	153

Total	$2,915

Total rent expense for the six months ended June 30, 2010 and 2009 was $1,000 and $1,054, respectively.

The following is a schedule of minimum future lease payments required as of June 30, 2010, under capital leases for computer hardware:

	Principal	Interest	Total
2010	$17	2	19
2011	34	2	36
2012	30	1	31

Total	$81	5	86

Future minimum payments due under theatre circuit agreements are as follows:

2010	$6,070
2011	5,850

Total	$11,920

Total theatre circuit share expense included in cost of revenue for the six months ended June 30, 2010 and 2009 was $36,121 and $31,996, respectively. Accrued theatre circuit liability as of June 30, 2010 and December 31, 2009 was $19,542 and $25,819, respectively, and is included in accrued liabilities.

During 2010, the Company has renegotiated several theatre circuits to extend cinema advertising. In connection with these amended agreements, the Company paid $2,750 before June 30, 2010 as signing bonuses.

As of June 30, 2010, the Company was committed to install digital advertising systems at seventeen theatre circuits, representing an approximate cost of $1,986.

The Company renewed an agreement with a supplier of theatre kiosks requiring payments amounting to $755 and $1,293 during 2010 and 2011, respectively.

9	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

The Company has employment agreements with certain key employees. The agreements provide terms for severance in the event of termination for other than cause as well as confidentiality and noncompetition clauses. The maximum contingent liability under such agreement as of June 30, 2010 is approximately $1,700.

Two former executives have left the Company in the period ended June 30, 2010. The Company has accrued a severance amount for one executive. The Company denies any liability and intends to vigorously defend itself against the claims of the second executive. Any settlement by the Company has been indemnified by the Members in connection with the change in ownership in October 2010 (see note 7).

The Company is currently evaluating potential sales and use tax exposures in various jurisdictions.

The Company is subject to claims and legal actions in the ordinary course of business. The Company believes such claims will not have a material adverse effect on its financial position or results of operations.

(7)	Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through December 21, 2010, the date at which the financial statements were available to be issued, and determined that, except for those noted below, there are no other items to disclose.

(a)	Change in Ownership

On October 14, 2010, through a series of transactions, TCA became a wholly owned subsidiary of SV Holdco, LLC a Delaware limited liability company (Newco) and TCA changed its name to Screenvision, LLC (Screenvision).

The series of transactions are as follows:

•	Carlton redeemed 100% of its 61,000 Series B shares of TCA for $80,000

•	Thomson redeemed 45,750 (75%) of its Series A shares of TCA for $60,000

•	Thomson exchanged its remaining 15,250 Series A shares of TCA for 715,294 Class A Common Units of Newco

•	Shamrock Capital Growth Fund II, L.P. (SCGF) contributed $40,000 to Newco in exchange for 1,430,588 Class A Common Units of Newco

•	Shamrock Screenvision Co-Invest I, LLC (SSCI) contributed $25,000 to Newco in exchange for 894,118 Class A Common Units of Newco SCGF and SSCI are affiliated entities.

In addition, on October 14, 2010, TCA amended its Theatre Agreement dated September 20, 2006 with Carmike Cinemas, Inc. (Carmike) whereby the term of the Agreement was extended for an additional 30 years through July 1, 2042. Other than the extension of the term, the operational provisions of the Agreement are not significantly changed, including the ongoing monthly

10	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

attendance-based payments from TCA. In connection with this amendment, TCA will pay Carmike $30,000 in January 2011 and Carmike has received 760,000 Class C Common Units of Newco. Carmike may also receive additional units, all of which may be subject to forfeiture, or may forfeit some of its issued units, based upon changes in Carmike’s future theatre and screen count.

As a result of these transactions, the ownership structure of Newco is as follows:

	Units	Percentage of class	Percentage of total

Class A Common Units:
Thomson	715,294	23.5%	18.8%
SCGF	1,430,588	47.1	37.7
SSCI	894,118	29.4	23.5

Total Class A
Common Units	3,040,000	100.0%	80.0

Class C Common Units:
Carmike Cinemas Inc.	760,000	100.0%	20.0

Total Class
C Common Units	760,000	100.0%	20.0

Total Units Outstanding	3,800,000		100.0%

(b)	Related-Party Transaction

Newco has entered into a Management Services Agreement dated October 14, 2010 with Shamrock Capital Advisors, Inc., an affiliate of SCGF and SSCI (SCA) whereby SCA will provide management and consulting services to Newco for an annual fee of $400.

11	(Continued)

TECHNICOLOR CINEMA ADVERTISING, LLC

AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Amounts in thousands except shares)

(Unaudited)

(c)	Debt

To facilitate the redemption of Carlton shares, Newco entered into a Loan and Security Agreement dated October 14, 2010 (Agreement) whereby Screenvision borrowed $80,000 in a term loan and has available up to $10,000 in revolving loans.

The $80,000 term loan has an interest rate of LIBOR plus a margin of 3.25%. Screenvision is currently required to make 19 consecutive principal repayments of the term loan in the amount of $2,000 on the last day of each calendar quarter starting with December 31, 2010, with a balance of $42,000 due at final maturity on October 14, 2015.

The $10,000 revolving credit facility has an interest rate of LIBOR plus a margin of 3.25%, or base rate plus a margin 2.25%, as Screenvision may elect. In addition, Screenvision is required to pay commitment fees quarterly on the unused portion of the new revolving credit facility. The commitment fee rate is 0.50% per annum. The final maturity date of the new revolving credit facility is October 14, 2015. There was no outstanding balance on the revolving credit facility at November 8, 2010.

The Agreement requires that mandatory prepayments be made from (1) 100% of the net cash proceeds from certain asset sales in excess of $500, (2) 100% of the net cash proceeds from issuance of certain debt obligations, (3) 50% of the net cash proceeds from the issuance of certain equity securities, and (4) either 0% or 50% (depending on our consolidated leverage ratio) of excess cash flow as defined in the Agreement.

The term loan and revolving credit facilities are guaranteed by Newco and its subsidiaries and secured by a perfected first priority security interest in substantially all of Newco’s present and future assets.

The Agreement contains covenants which, among other things, restrict Newco’s ability, and that of its subsidiaries, to (1) incur additional indebtedness; (2) create liens on their assets; (3) consolidate, merge or otherwise transfer all or any substantial part of their assets; (4) sell or otherwise dispose of their assets; and (5) engage in businesses other than those in which Newco is currently engaged or those reasonably related thereto. The Agreement contains financial covenants that require Newco to maintain a ratio of funded debt to adjusted EBITDA of no more than 3.00, and a ratio of adjusted EBITDA to interest expense/debt payments of no less than 1.25. Beginning with the three month period ending March 31, 2011, the financial covenants contain normal and customary periodic changes in the required ratios over the life of the Agreement.

12